INVENTORIES	12 Months Ended
Dec. 31, 2021
Inventories [Abstract]
INVENTORIES	INVENTORIES
ACCOUNTING POLICY
We measure inventories, including wireless devices and merchandise for resale, at the lower of cost (determined on a weighted average cost basis for wireless devices and accessories and a first-in, first-out basis for other finished goods and merchandise) and net realizable value. We reverse a previous writedown to net realizable value, not to exceed the original recognized cost, if the inventories later increase in value.

INVENTORIES BY TYPE

	As at December 31
(In millions of dollars)	2021	2020

Wireless devices and accessories	436	399
Other finished goods and merchandise	99	80

Total inventories	535	479
Cost of equipment sales and merchandise for resale includes $2,432 million of inventory costs for 2021 (2020 - $2,207 million).